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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): November 25, 2003


                               H. J. HEINZ COMPANY
             (Exact name of registrant as specified in its charter)


      Pennsylvania                     1-3385                 25-0542520
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)

     600 Grant Street, Pittsburgh,                            15219
              Pennsylvania                                  (Zip Code)
(Address of principal executive offices)


                                  412-456-5700
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

H. J. Heinz Company wishes to disclose its press release dated November 25, 2003 furnished herewith as Exhibit 99.1.* The attached press release presents the financial results of the Registrant and its business segments and identifies certain special items that impacted the financial results that management deemed to be significant. These special items include, in Fiscal 2004, the impact of reorganization costs following last year's spin-off transaction with Del Monte and the gain on the sale of the company's bakery business in Northern Europe and in Fiscal 2003, reorganization costs related to the Del Monte transaction and overhead reduction costs. Operating segment income excluding these special items is not a measure that is defined in generally accepted accounting principles ("GAAP"), but it is used by management to assist in evaluating the Registrant's results of operations from period to period. Management believes this information also may be useful to the readers of the financial statements in evaluating the Registrant's operating results between fiscal periods. Also disclosed as Exhibit 99.2* is supplemental information regarding reconciliation of non-GAAP financial measures in connection with the financial results for the second quarter of Fiscal Year 2004.



                               INDEX TO EXHIBITS

Exhibit Number
(Referenced to
Item 601 of
Regulation S-K)                     Description of Exhibit
---------------                     ----------------------
99.1 (furnished but not filed)*     H.J. Heinz Company Press Release dated
                                    November 25, 2003

99.2 (furnished but not filed)*     Supplemental Information prepared for use in
                                    connection with the financial results for the second quarter of Fiscal Year 2004

* The Exhibit attached to this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        H.J. HEINZ COMPANY


                                        By  /s/ Arthur Winkleblack
                                           ----------------------------------
                                           Arthur Winkleblack
                                           Executive Vice President and
                                           Chief Financial Officer


Dated: November 25, 2003

                                 EXHIBIT INDEX

Exhibit NO.                         Description
-----------                         -----------
99.1 (furnished but not filed)      H. J. Heinz Company Press Release dated
                                    November 25, 2003

99.2 (furnished but not filed)      Supplemental Information prepared for use in
                                    connection with the financial results for the second quarter of Fiscal Year 2004